UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 29, 2016

DERMIRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36668	27-3267680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

275 Middlefield Road, Suite 150
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 421-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 29, 2016, Dermira, Inc. (the “Company”) entered into the Third Amendment to Lease (the “Lease Amendment”) with Middlefield Park (“Landlord”).  The Lease Amendment amends that certain Lease Agreement dated July 24, 2014, as amended by the First Amendment of Lease dated September 10, 2014 and the Second Amendment to Lease dated December 4, 2015 (together with the Lease Amendment, the “Lease”) for the Company’s headquarters located at 275 Middlefield Road, Menlo Park, California, 94025 (the “Building”).

Under the prior terms of the Lease, the Company was entitled to lease additional space in the Building, commencing on December 1, 2016 through December 31, 2021, including (a) Suite 50 of the Building (“Suite 50”), covering approximately 18,519 square feet at a rental rate of approximately $90,743 per month, with the first three months’ rental payments abated and subject to annual rent escalations beginning December 1, 2017; and (b) Suite 200 and Suite 210 of the Building (“Suite 200” and “Suite 210,” respectively) together covering approximately 8,022 square feet at a rental rate of approximately $44,683 per month, with the first three months’ rental payments abated and subject to annual rent escalations beginning December 1, 2017.

Pursuant to the Lease Amendment, (a) the Company’s lease of Suite 200 was accelerated to the date that is one business day after the current tenant of Suite 200 vacates the space in a condition acceptable to Landlord; (b) the Company’s lease of Suite 210 was accelerated to the date that is 30 days after the current tenant of Suite 210 vacates the space in a condition acceptable to Landlord; and (c) the Company’s lease of Suite 50 was accelerated to the date on which the agreed tenant improvements are substantially complete but, subject to certain delays, no later than 30 days after the current tenant of Suite 50 vacates the space in a condition acceptable to Landlord.  The lease commencement date for Suite 200 is expected to occur on or about May 2, 2016 and the lease commencement date for Suite 210 and Suite 50 is expected to occur on or about September 14, 2016.

The foregoing summary of the Lease Amendment is not complete and is qualified in its entirety by reference to the Lease Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMIRA, INC.

Date: May 2, 2016	/s/ Andrew L. Guggenhime
Andrew L. Guggenhime
Chief Operating Officer and Chief Financial Officer

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